EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 2, 1996 incorporated by reference in Southern Energy Homes, Inc. and Subsidiaries on Form 10-K for the year ended December 29, 1995 and to all references to our Firm included in this Registration Statement.


                                       ARTHUR ANDERSEN LLP

Birmingham, Alabama
May 14, 1996